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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K



                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                                March 22, 2000
                ------------------------------------------------
                Date of Report (date of earliest event reported)



                         McLAREN AUTOMOTIVE GROUP, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)




        Delaware                   0-16176                   84-1016459
---------------------------    ---------------       ---------------------------
State or other Jurisdiction    Commission File       IRS Employer Identification
     of Incorporation              Number                       No.


              32233 West Eight Mile Road, Livonia, Michigan  48152
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              (Address of principal executive offices) (Zip Code)



                                 (248) 477-6240
               --------------------------------------------------
               Registrant's telephone number, including area code


         _____________________________________________________________
         (Former name or former address, if changed since last report)


ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

     (a) On March 22, 2000, McLaren Automotive Group, Inc. (the "Registrant") engaged Ernst & Young LLP as its independent accountants for the fiscal year ended September 30, 2000. Also on March 22, 2000, Arthur Andersen LLP was dismissed as the Registrant's independent accountants.

     (b) The reports of Arthur Andersen LLP on the Registrant's financial statements for the fiscal years ended September 30, 1998 and 1999, contained no adverse opinion or disclaimer of opinion nor were they qualified as to uncertainty, audit scope or accounting principles.
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     (c) The Registrant's Board of Directors made the decision to engage Ernst &
Young LLP as the Registrant's independent accountants.

     (d) In connection with the audits for the fiscal years ended September 30, 1998 and 1999, and during the interim period from October 1, 1999, to March 22, 2000, there have been no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

     (e) The Registrant previously engaged Ernst & Young LLP during the current fiscal year to evaluate financial information involved with a special project the Registrant was contemplating. The Registrant did not consult with Ernst & Young LLP with regard to any matter concerning the application of accounting principles to the type of audit opinion that might be rendered with respect to the Registrant's financial statements.

     (f) The Registrant has requested that Arthur Andersen LLP review this disclosure, and Arthur Andersen LLP has been given an opportunity to furnish the Registrant with a letter addressed to the Commission containing any new information, clarification of the Registrant's expression of its views, or the respect in which it does not agree with the statements made by the Registrant herein. Such letter is filed as an exhibit to this Report.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  EXHIBITS.

     Exhibit 16.  Letter from Arthur Andersen LLP



                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   McLAREN AUTOMOTIVE GROUP, INC.


                                  /s/  Wiley R. McCoy
                                  ------------------------------------------
Date: March 27, 2000              By:  Wiley R. McCoy, President